SECURITIES AND EXCHANGE COMMISSION
                     Washington, D. C. 20549



                             FORM 8-K

        Current Report Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):
                        September 15, 1995



                       THE PITTSTON COMPANY

      (Exact Name of registrant as specified in its charter)






    Virginia               1-9148            54-1317776
 (State or other        (Commission       (I.R.S. Employer
  jurisdiction          File Number)     Identification No.)
of Incorporation)




100 First Stamford Place
P. O. Box 120070
Stamford, Connecticut                        06912-0070
(Address of principal                        (Zip Code)
executive offices)



                          (203)978-5300
       (Registrant's telephone number, including area code)

     Item 5.  Other Events

               The Pittston Company ("Pittston") announced today that its Board of Directors had approved, subject to a favorable vote of shareholders, the establishment of a plan under which Pittston Services Group Common Stock will be divided into two classes of common stock designed to separately track Pittston's services businesses. The proposed plan is described in Pittston's press release dated September 15, 1995, filed as an exhibit to this report and incorporated herein by reference.

                           EXHIBIT
     Registrant's press release dated September 15, 1995.


                          SIGNATURE
               Pursuant to the requirements of the Securities
     Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                   THE PITTSTON COMPANY
                                       (Registrant)

                                         Austin F. Reed

                                   By____________________________
                                            Vice President

          Date:  September 15, 1995

                        EXHIBIT INDEX


     Exhibit

               Press release dated September 15,
               1995, of The Pittston Company.